Exhibit 32

CERTIFICATION OF PRESIDENT AND CHIEF EXECUTIVE OFFICER, AND PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, D. Patrick Long, President and Chief Executive Officer, and principal financial officer of North American Technologies Group, Inc. (the “Company”), certifies that:

1. the Quarterly Report on Form 10-Q of the Company for the quarter ended December 28, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ D. Patrick Long	Dated: June 18, 2009
D. Patrick Long President and Chief Executive Officer, and Principal Financial Officer